EXHIBIT 10.27



                    REGISTRATION RIGHTS AGREEMENT


               THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of November 17, 1998, by and among VALUE AMERICA, INC. (the "Company"), a Virginia corporation, and The Union Labor Life Insurance Company, acting on behalf of its Separate Account P (the "Investor").

                                  R E C I T A L

               WHEREAS, concurrently with entering into this Agreement, the Company and the Investor are entering into a Warrant Purchase Agreement of even date herewith (the "Warrant Purchase Agreement"), pursuant to which the Investor agrees to purchase from the Company warrants (each, a "Warrant" and, collectively, the "Warrants") to purchase up to 1,445,000 shares of Common Stock (as hereinafter defined) of the Company on the terms and subject to the conditions appearing therein, and the execution and delivery of this Agreement by the parties hereto are a condition to the Investor's obligation to purchase such warrants.


                                A G R E E M E N T

               THEREFORE, the parties hereto hereby agree, as follows:

               1. Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

               "Agreement" means this Registration Rights Agreement.

               "Board" means the Board of Directors of the Company.

               "Common Stock" means the common stock of the Company, without par value per share.

               "Commission" means the Securities and Exchange Commission.

               "Equity Security" has the meaning assigned to it in the Warrant Purchase Agreement.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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               "Holder" of any security means the record or beneficial owner of such security.

               "Holders of a Majority of the Registrable Securities" means the Person or Persons who are the Holders of greater than 50% of the shares of Registrable Securities then outstanding.

               "Initiating Holders" means (i) with respect to each registration pursuant to Section 2, other than on Form S-3, the Holder or Holders of at least 25% of the shares of Registrable Securities then outstanding, and (ii) with respect to a registration on Form S-3, the Holder or Holders of Registrable Securities having an anticipated public offering price of at least $2.5 million at the time the demand for registration is given under Section 2.

               "Investor" has the meaning assigned to it in the introductory paragraph of this Agreement.

               "Person" includes any natural person, corporation, trust, association, company, partnership, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

               The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

               "Registrable Securities" means (1) all Common Stock owned now or in the future by the Investor, (2) the Common Stock issued or issuable upon exercise of the Warrants issued and sold pursuant to the Warrant Purchase Agreement, whether owned by the Investor or not and (3) any securities issued or issuable with respect to the Common Stock referred to in clauses (1) and (2) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock shall (a) only be treated as Registrable Securities if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction, and (b) not be treated as Registrable Securities after the Company has completed its initial firmly underwritten public offering registered under the Securities Act if the Holder thereof is lawfully able to sell such shares of Common Stock without registration and in compliance with all other applicable securities laws and in reliance upon Rule 144 (k) of the Commission and has received a reasonably satisfactory opinion of the Company's counsel (which counsel is reasonably satisfactory to such Holder) and its own counsel to this effect and all transfer restrictions and restrictive legends have been removed from the certificates evidencing such shares.

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               "Securities Act" means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

               "Warrant" shall have the meaning assigned to it in the Recital hereof.

               "Warrant Purchase Agreement" shall have the meaning assigned to it in the Recital hereof.

               2.     Required Registration.

                      (a) If and whenever the Company shall receive a written request therefor from Initiating Holders, the Company agrees to prepare and file promptly a registration statement under the Securities Act covering the shares of Registrable Securities which are the subject of such request and agrees to use its best efforts to cause such registration statement to become effective as expeditiously as possible. Upon the receipt of such request, the Company agrees to give prompt written notice to all Holders of Registrable Securities that such registration is to be effected. The Company agrees to include in such registration statement such shares of Registrable Securities for which it has received written requests to register such shares by the Holders thereof within thirty (30) days after the receipt of written notice from the Company.

                      (b) The Company shall be obligated to prepare, file and cause to become effective only two registration statements pursuant to this
Section 2, excluding registration statements on Form S-3 which shall not count for purposes of this limitation. The Company shall not be obligated to effect more than one registration on Form S-3 under this Section 2 during any six-month period and shall be obligated to prepare, file and cause to become effective only six registration statements on Form S-3 pursuant to this Section 2.

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                      (c) The Company shall not be required by this Section 2 to effect a registration of Registrable Securities pursuant to any registration statement, other than on Form S-3, unless the proposed public offering price of the securities to be included in such registration shall be at least $2.5 million (before deducting underwriting discounts and commissions). A registration under this Section 2 shall be on a form selected by the Holders of a majority of the shares of Registrable Securities to be included in such registration.

                       (d) If the Holders initiating a request for the registration of Registrable Securities pursuant to this Section 2 intend to distribute the Registrable Securities covered by their request by means of an underwriting, they agree to provide the Company with the name of the managing underwriter or underwriters (the "managing underwriter") that a majority interest of the Initiating Holders requesting such registration propose to employ, as a part of their request made pursuant to this Section 2, and the Company agrees to include such information in its written notice referred to in
Section 2(a). In such event the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by the Holders of a Majority of the Registrable Securities initiating such request for registration and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting agree to enter into (together with the Company) an underwriting agreement with the underwriter or underwriters selected for such underwriting, in the manner set forth above, provided that such underwriting agreement is in customary form and is reasonably acceptable to the Holders of a majority of the shares of Registrable Securities to be included in such registration.

                       (e) Notwithstanding any other provision of this Section 2, if the managing underwriter of an underwritten distribution advises the Company and the Holders of Registrable Securities participating in such registration in writing that in its good faith judgment the number of shares of Registrable Securities requested to be included in such registration exceeds the number of shares of Registrable Securities which can be sold in such offering, then (i) the number of shares of Registrable Securities so requested to be included in such registration shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering and (ii) this reduced number of shares shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities held by such Holders at the time of filing the registration statement. Those Registrable Securities and other securities which are excluded from the underwriting by reason of the managing underwriter's marketing limitation and all other Registrable Securities not originally requested to be so included

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shall not be included in such registration and shall be withheld from the market by the Holders thereof for a period, not to exceed one hundred and eighty (180) days, which the managing underwriter reasonably determines is necessary to effect the underwritten public offering.

                       (f) If the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company and, subject to the requirements of Section 7 hereof, other holders of the Company's securities may include securities for its (or their) own account in such registration if the managing underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

               3.     Incidental Registration.

                       (a) Each time the Company shall determine to file a registration statement under the Securities Act other than pursuant to Section 2 hereof and other than on Form S-4 or S-8 in connection with the proposed offer and sale for money of any of its securities either for its own account or on behalf of any other security holder, the Company agrees to give prompt written notice of its determination to all Holders of Registrable Securities. Upon the written request of a Holder of any shares of Registrable Securities given within thirty (30) days after the receipt of such written notice from the Company, the Company agrees to cause all such Registrable Securities, the Holders of which have so requested registration thereof, to be included in such registration statement and registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered.

                       (b) If the registration of which the Company gives written notice pursuant to Section 3(a) is for a public offering involving an underwriting, the Company agrees to so advise the Holders as a part of its written notice. In such event the right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting agree to enter into (together with the Company and the other holders distributing their securities through such underwriting) an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company, provided that such underwriting agreement is in customary form and is reasonably acceptable to the Holders of a majority of the shares of Registrable Securities requested to be included in such registration.

                       (c) Notwithstanding any other provision of this Section 3, if the managing underwriter of an underwritten distribution advises the Company and the Holders of the Registrable Securities participating in such registration in writing that in its good faith judgment the number of shares of Registrable Securities and the other securities requested to be registered exceeds the number of shares of Registrable Securities and other securities which can be sold in such offering, then (i) the number of shares of Registrable Securities and other securities so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering (except for (x) shares to be included pursuant to demand registration rights granted by the Company in accordance with Section 7 hereof, in an offering initiated upon the exercise of such rights, and (y) shares to be issued by the Company in an offering initiated by the Company, which shall have priority over the shares of Registrable Securities, provided, however that, in connection with a public offering of the Company's Common Stock pursuant to an effective registration statement under the Securities Act (other than the initial public offering), in no event shall the number of shares of Registrable Securities be reduced below that number of shares equal to 20% of the aggregate number of shares of Registrable Securities and all other securities to be sold in such offering, and (ii) such reduced number of shares shall be allocated among all participating Holders of Registrable Securities and the holders of other securities in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities and other securities held by such Holders and other holders at the time of filing the registration statement. All Registrable Securities and other securities which are excluded from the underwriting by reason of the underwriter's marketing limitation and all other Registrable Securities not originally requested to be so included shall not be included in such registration and shall be withheld from the market by the Holders thereof for a period, not to exceed one hundred and eighty (180) days, which the managing underwriter reasonably determines is necessary to effect the underwritten public offering.

               4. Registration Procedures. If and whenever the Company is required by the provisions of Section 2 or 3 hereof to effect the registration of Registrable Securities under the Securities Act, the Company, at its expense and as expeditiously as possible, agrees to:

                       (a) In accordance with the Securities Act and all applicable rules and regulations, prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the securities covered by such registration statement have been sold, and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective and such registration statement and prospectus accurate and complete until the securities covered by such registration statement have been sold;

                       (b) If the offering is to be underwritten in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter of the public offering and the Holders of a majority of the Registrable Securities participating in such offering;

                       (c) Furnish to the Holders of securities participating in such registration and to the underwriters of the securities being registered such number of copies of the registration statement and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as such underwriters and Holders may reasonably request in order to facilitate the public offering of such securities;

                       (d) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders and underwriters may reasonably request within ten (10) days prior to the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

                       (e) Notify the Holders participating in such registration, promptly after it shall receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                       (f) Notify such Holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                       (g) Prepare and file with the Commission, promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders;

                       (h) Prepare and file promptly with the Commission, and promptly notify such Holders of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                       (i) In case any of such Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly upon request such amendments or supplements to such registration statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

                       (j) Advise such Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                       (k) Not file any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus to which the Holders of a majority of the Registrable Securities included or to be included in a registration have reasonably objected on the grounds that such registration statement or prospectus or amendment or supplement thereto does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five (5) business days prior to the filing thereof; provided, however, that the failure of such Holders or their counsel to review or object to any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus shall not affect the rights of such Holders or their respective officers, directors, partners, legal counsel, accountants or controlling Persons or any underwriter or any controlling Person of such underwriter under Section 6 hereof;

                       (l) Make available for inspection upon request by any Holder of Registrable Securities covered by such registration statement, by any managing underwriter of any distribution to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Holder or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement; and

                       (m) At the request of any Holder of Registrable Securities covered by such registration statement, furnish to such Holder on the effective date of the registration statement or, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, (i) an opinion dated such date of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings, and such opinion of counsel shall additionally cover such legal matters with respect to the registration as such requesting Holder or Holders may reasonably request, and (ii) letters dated each of such effective date and such closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and dealing with such matters as the underwriters may request, or if the offering is not underwritten that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other accounting and financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the registration statement and prospectus, as such requesting Holder or Holders may reasonably request.

               5.     Expenses.

                       (a) With respect to each registration effected pursuant to Section 2 hereof and with respect to each inclusion of shares of Registrable Securities in a registration statement pursuant to Section 3 hereof, the Company agrees to bear all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith; provided, however, that security holders participating in any such registration agree to bear their pro rata share of the underwriting discount and commissions.

                       (b) The fees, costs and expenses of registration to be borne as provided in paragraph (a) above, shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are otherwise required to bear such fees and disbursements), all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, reasonable fees and disbursements of one firm of counsel for the selling security holders, selected by the Holders of a majority of the shares of Registrable Securities to be included in such registration, and the premiums and other costs of policies of insurance against liability arising out of such public offering.

               6.     Indemnification.

                       (a) The Company hereby agrees to indemnify and hold harmless each Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement and each of such Holder's officers, directors, partners, legal counsel and accountants, and each Person who controls such Holder within the meaning of the Securities Act and any underwriter (as defined in the Securities Act) for such Holder, and any Person who controls such underwriter within the meaning of the Securities Act, from and against, and agrees to reimburse such Holder, its officers, directors, partners, legal counsel, accountants and controlling Persons and each such underwriter and controlling Person of such underwriter with respect to, any and all claims, actions (actual or threatened), demands, losses, damages, liabilities, costs and expenses to which such Holder, its officers, directors, partners, legal counsel, accountants or controlling Persons, or any such underwriter or controlling Person of such underwriter may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with written information furnished by such Holder, such underwriter or such controlling Person specifically for use in the preparation thereof.

                       (b) Each Holder of shares of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement hereby agrees, severally (in the proportion that the number of shares sold by it bears to the total number of shares sold in the applicable registration) and not jointly, to indemnify and hold harmless the Company, its officers, directors, legal counsel and accountants and each Person who controls the Company within the meaning of the Securities Act, from and against, and agrees to reimburse the Company, its officers, directors, legal counsel, accountants and controlling Persons with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which the Company, its officers, directors, legal counsel, accountants or such controlling Persons may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof. Notwithstanding the foregoing, no Holder of Registrable Securities shall be obligated hereunder to pay more than the net proceeds realized by it upon its sale of Registrable Securities included in such registration statement.

                       (c) Promptly after receipt by a party indemnified pursuant to the provisions of subsection (a) or (b) of this Section 6 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim therefor is to be made against the indemnifying party pursuant to the provisions of subsection (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 6 and shall not relieve the indemnifying party from liability under this
Section 6 unless such indemnifying party is prejudiced by such omission. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying parties similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted

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assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under subsection (a) or (b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (iii) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action, or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party, and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

                       (d) If the indemnification provided for in subsection (a) or (b) of this Section 6 is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each indemnifying party under any such subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder of Registrable Securities shall be obligated to contribute pursuant to this subsection (d) shall be limited to an amount equal to the per share public offering price (less any underwriting discount and commissions) multiplied by the number of shares of Registrable Securities sold by such Holder pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such claim, action, demand, loss, damage, liability, cost or expense or any substantially similar claim, action, demand, loss, damage, liability, cost or expense arising from the sale of such Registrable Securities).

               No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

                       (e) In addition to its other obligations under this
Section 6, the Company further agrees to reimburse each Holder of Registrable Securities included in a registration statement pursuant to this Agreement (and each of such Holder's controlling Persons, officers, directors, parties, legal counsel, accountants and underwriters (and controlling Persons of such underwriters)) on a semi-annual basis for all reasonable legal fees and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or admission, described in subsection (a) of this Section 6, notwithstanding the possibility that such payments might later be held to be improper. To the extent that any payment is ultimately held to be improper, each Person receiving such payment shall promptly refund such payment.

               7. Future Registration Rights. Except as expressly permitted by this Agreement and except for an underwriting agreement between the Company and one or more professional underwriters of securities, the Company shall not enter into any agreement to register any Equity Securities under the Securities Act unless such agreement specifically provides that (a) the holder of such Equity Securities may not participate in any registration requested pursuant to Section 2 hereof without the written consent of the Holders of a majority of the shares of Registrable Securities included in such registration unless (i) the sale of the Registrable Securities is to be underwritten on a firm commitment basis and the managing underwriter in its good faith judgment concludes that the public offering or sale of such Equity Securities would not cause the number of shares of Registrable Securities and such Equity Securities to exceed the number which can be sold in such offering, and (ii) the Holders of Registrable Securities shall have the right to participate, to the extent that they may request, in any registration statement initiated under a demand registration right exercised by the holder of such Equity Securities, except that if the managing underwriter of a public offering made pursuant to such a demand registration limits the number of shares of Common Stock to be sold, the participation of the Holders of Registrable Securities and the holders of all other Common Stock (other than the Equity Securities held by such holder of Equity Securities) shall be pro rata based upon the number of shares of Registrable Securities and Common Stock held at the time of filing the registration statement, (b) the holder of such Equity Securities may not participate in any registration requested pursuant to Section 3 hereof if the sale of Registrable Securities is to be underwritten unless, if the managing underwriter limits the total number of securities to be sold, the holders of such Equity Securities and the Holders of Registrable Securities are entitled to participate in such underwritten distribution pro rata based upon the number of shares of Common Stock and Registrable Securities held at the time of filing the registration statement, and (c) all Equity Securities excluded from any registration as a result of the foregoing limitations shall not be included in such registration and may not be publicly offered or sold for such period as the managing underwriter of such registered distribution may reasonably request.

               8. Reporting Requirements Under the Exchange Act. When it is first legally required to do so, the Company agrees to register its Common Stock under Section 12 of the Exchange Act and agrees to keep effective such registration and to file timely such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first registration statement filed by the Company under the Securities Act, the Company agrees to file timely (whether or not it shall then be required to do so) such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. Upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company forthwith upon request agrees to furnish to any Holder of Registrable Securities
(a) a written statement by the Company that it has complied with such reporting requirements, (b) a copy of the most recent annual or quarterly report of the Company and (c) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 8 are (a) to enable any such Holder to comply with the current public information requirement contained in paragraph
(c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision) and (b) to qualify the Company for the use of registration statements on Form S-3. In addition, the Company agrees to take such other measures and file such other information, documents and reports, as shall be required of it hereafter by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3.

               9. Shareholder Information. The Company may request each Holder of Registrable Securities as to which any registration is to be effected pursuant to this Agreement to furnish the Company with such information with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith, and each Holder of Registrable Securities as to which any registration is to be effected pursuant to this Agreement agrees to furnish the Company with such information.

               10. Forms. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

               11.    Miscellaneous.

                       (a) Waivers and Amendments. With the written consent of the Holders of a majority of the Common Stock described in each of clauses (1),
(2) and (3) of the definition of "Registrable Securities", the obligations of the Company and the rights of the Investor under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations hereunder of the Investor and the Company; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid proportion of Registrable Securities, the Holders of which are required to consent to any waiver or supplemental agreement, without the consent of the Holders of all of the Registrable Securities. Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company agrees to give prompt written notice thereof to the Holders of the Registrable Securities who have not previously consented thereto in writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 11(a) Specifically, but without limiting the generality of the foregoing, the failure of the Investor at any time or times to require performance of any provision hereof by the Company shall in no manner affect the right of the Investor at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

                       (b) Effect of Waiver or Amendment. The Investor acknowledges that by operation of Section 11(a) hereof the Holders of a Majority of the Registrable Securities will, subject to the limitations contained in such
Section 11(a), have the right and power to diminish or eliminate certain rights of the Investor under this Agreement.

                       (c) Rights of the Investor Inter Se. The Investor shall have the absolute right to exercise or refrain from exercising any right or rights which the Investor may have by reason of this Agreement or any Registrable Security, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification; and the Investor shall not incur any liability to any Holder or Holders of Registrable Securities with respect to exercising or refraining from exercising any such right or rights.

                       (d) Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing (including telecopy or similar writing) and shall be given, if to the Company to:

                      Value America, Inc.
                      2300 Commonwealth Drive
                      Charlottesville, Virginia 22901
                      Attention: Mr. Craig A. Winn,
                                  Chairman and Chief Executive Officer
                      Telecopier: (804) 817-7884

               with a copy to:

                      Gary D. LeClair, Esq.
                      LeClair Ryan, A Professional Corporation
                      707 East Main Street
                      Eleventh Floor
                      Richmond, VA 23219
                      Telecopier: (804) 783-2294

               if to Investor:

                      The Union Labor Life Insurance Company
                      111 Massachusetts Avenue, N.W.
                      Washington, D.C. 20001
                      Attention: Mr. Michael Steed, Senior Vice President, Investments
                      Telecopier: (202) 682-7970

               with a copy to:

                      Alan J. Barton, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                      555 South Flower Street
                      23rd Floor
                      Los Angeles, California 90071
                      Telecopier: (213) 627-0705

               if to any Holder of Registrable Securities to such Holder at the address or to the telecopier number as set forth for such Holder on Annex A hereto or as such Holder may otherwise specify by notice to the Company from time to time, or to such other address or telecopier number as such party may specify for the purpose by notice to the other party or parties to this Agreement, as the case may be. A copy of any notice to the Company or to the Investor or any other Holder of Registrable Securities shall also be given to each other Holder of Registrable Securities. Any notice, request, consent or other communication hereunder shall be deemed to have been given and received on the day on which it is delivered (by any means including personal delivery, overnight air courier, United States mail) or telecopied (or, if such day is not a business day or if the notice, request, consent or communication is not telecopied during business hours of the intended recipient, at the place of receipt, on the next following business day).

                       (e) Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

                       (f) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not and, in particular, shall inure to the benefit of and be enforceable by the Holder or Holders at the time of any of the Registrable Securities, provided that the Company has received notice of any such assignment. Subject to the immediately preceding sentence, this Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement and its successors and assigns.

                       (g) Headings. The headings of the sections, subsections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                       (h) Choice of Law. It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of the Commonwealth of Virginia should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

                       (i) Expenses. The Company agrees to pay and hold the Investor and Holders of the Registrable Securities harmless from liability for the payment of, (i) the fees and expenses incurred in connection with any requested waiver of the right of the Investor or the consent of the Investor to contemplated acts of the Company not otherwise permissible by the terms of this Agreement, (ii) the fees and expenses incurred with respect to any amendment to this Agreement proposed by the Company (whether or not the same becomes effective), (iii) the fees and expenses incurred in respect of the enforcement of the rights granted under this Agreement, and (iv) all costs of the Company's performance of and compliance with this Agreement.

                       (j) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

                       (k) Authorship. This Agreement shall not be construed for or against any party by reason of the authorship or claimed authorship of any provision of this Agreement or by reason of the status of the respective parties.

                       (l) Entire Agreement. This Agreement, the Warrant Purchase Agreement and any agreement, document or instrument referred to herein or therein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, and supersede all other prior agreements or undertakings with respect thereto, both written and oral.

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]


               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers thereof as of the day and year first above written.

                             VALUE AMERICA, INC.


                             By:     /s/ Craig A. Winn
                                     ---------------------------------
                                     Name: Craig A. Winn, Chairman and
                                     Title: Chief  Executive Officer


                     THE UNION LABOR LIFE INSURANCE COMPANY,
                  Acting on behalf of its Separate Account P


                             By: /s/ Michael R. Steed
                                 --------------------------
                                 An Authorized Officer

                         FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

                This FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT dated as of December 14, 1998 (this "Amendment") is hereby entered into by and between Value America, Inc., a Virginia corporation (the "Company"), and The Union Labor Life Insurance Company, acting on behalf of its Separate Account P (the "Investor").

                                    RECITALS

                A. WHEREAS, the Company and the Investor have executed and delivered that certain Registration Rights Agreement dated as of November 17, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Registration Rights Agreement"); and

                B. WHEREAS, the parties hereto have agreed to amend the provisions of the Registration Rights Agreement, among other things, to amend the definition of "Registrable Securities."

               NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor do hereby agree as follows:

1.                    Relation to Registration Rights Agreement; Definitions.

                      1.1 Relation to Registration Rights Agreement. This Amendment constitutes an integral part of the Registration Rights Agreement.

                       1.2 Capitalized Terms. For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the Registration Rights Agreement, as said agreement shall be in effect on the Effective Date after giving effect to this Agreement.

                2.  AMENDMENTS TO THE REGISTRATION RIGHTS AGREEMENT.

                       2.1 Amendment to Recital of the Registration Rights Agreement. The Recital of the Registration Rights Agreement is amended by deleting it in its entirety and replacing it with the following:

                                    RECITALS

                      WHEREAS, the Company and the Investor are parties to that certain Warrant Purchase Agreement dated as of November 17, 1998 (the "First Warrant Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company warrants (each, a "First Warrant" and, collectively, the "First Warrants") to purchase up to 1,445,000 shares of Common Stock (as hereinafter defined) of the Company on the terms and subject to the conditions appearing therein.

                      WHEREAS, the Company and Investor are parties to that certain Warrant Purchase Agreement dated as of December 14, 1998 (the "Second Warrant Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company warrants (each, a "Second Warrant" and, collectively, the "Second Warrants") to purchase up to 840,000 shares of Common Stock (as hereinafter defined) of the Company on the terms and subject to the conditions appearing therein.

                       2.2 Amendment to Section 1 of the Registration Rights Agreement.

                              (a) Section 1 of the Registration Rights Agreement
is amended by deleting each of the definitions of "Registrable Securities" and "Warrants" in its entirety and replacing it with the following:

                      "Registrable Securities" means (1) all Common Stock owned now or in the future by the Investor, (2) the Common Stock issued or issuable upon exercise of the Warrants issued and sold pursuant to the Warrant Purchase Agreement, whether owned by the Investor or not, (3) the Common Stock issued or issuable upon exercise of the Second Warrants issued and sold pursuant to the Second Warrant Purchase Agreement, whether owned by the Investor or not, and (3) any securities issued or issuable with respect to the Common Stock referred to in clauses (1),
        (2) and (3) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock shall (a) only be treated as Registrable Securities if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction, and (b) not be treated as Registrable Securities after the Company has completed its initial firmly underwritten public offering registered under the Securities Act if the Holder thereof is lawfully able to sell such shares of Common Stock without registration and in compliance with all other applicable securities laws and in reliance upon Rule 144 (k) of the Commission and has received a reasonably satisfactory opinion of the Company's counsel (which counsel is reasonably satisfactory to such Holder) and its own counsel to this effect and all transfer restrictions and restrictive legends have been removed from the certificates evidencing such shares.

                              "Warrants" shall mean the First Warrants and the
Second Warrants.

                              (b) Section 1 of the Registration Rights Agreement
is amended by deleting the definition of "Warrant Purchase Agreement" in its entirety.

                              (c) Section 1 of the Registration Rights Agreement
is amended by adding the following definitions, in alphabetical order:

                      "First Warrant Purchase Agreement" shall have the meaning assigned to it in the Recitals of this Agreement.

                      "Second Warrant Purchase Agreement" shall have the meaning assigned to it in the Recitals of this Agreement.

                       2.3 Amendment to Section 11(l) of the Registration Rights Agreement. Section 11(l) of the Registration Rights Agreement is amended by deleting it in its entirety and replacing it with the following:

                      (l) Entire Agreement. This Agreement, the First Warrant Purchase Agreement, the Second Warrant Purchase Agreement and any agreement, document or instrument referred to herein or therein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, and supersede all other prior agreements or undertakings with respect thereto, both written and oral.

               3.     Representations and Warranties of the Company.

                       3.1 Representations and Warranties. To induce the Investor to execute and deliver this Amendment (which representations shall survive the execution and deliver of this Amendment), the Company represents and warrants to the Investor that:

                              (a) Authority. This Amendment has been duly
authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

                              (b) Validity of Amendment. The Registration Rights
Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

                              (c) Authorization; No Violation. The execution,
delivery and performance by the Company of this Amendment (i) will not require from the Board (as defined in the Loan Agreement) or stockholders of the Company any consent or approval that has not been validly and lawfully obtained, (ii) will not require any authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government, (iii) will not cause the Company to violate or contravene (A) any provision of law, (B) any rule or regulation of any agency or government, domestic or foreign, (C) any order, writ, judgment, injunction, decree, determination or award, or (D) any provision of the Articles of Incorporation or Bylaws of the Company, (iv) except as disclosed in Annex 3.1, will not violate or be in conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any indenture, loan or credit agreement, note agreement, promissory note, deed of trust, mortgage, security agreement or other agreement, lease or instrument, commitment or arrangement to which the Company is a party or by which the Company or any of its properties, assets or rights is bound or affected, to the extent that such violation, conflict, breach or default would (individually or in the aggregate) have a Material Adverse Effect (as defined in the Loan Agreement) and (e) except as contemplated by the Amended and Restated Security Agreement (as defined in the Loan Agreement), will not result in the creation or imposition of any Lien (as defined in the Loan Agreement). Except as disclosed in Annex 3.1, the Company is not in material violation of, or (with or without notice or lapse of time or both) in default under, any term or provision of its Articles of Incorporation or Bylaws or of any indenture, loan or credit agreement, note agreement, promissory note, deed of trust, mortgage, security agreement or other agreement, lease or other instrument, commitment or arrangement to which the Company is a party or by which any of the Company's properties, assets or rights is bound or affected. The Company is not subject to any restriction of any kind or character which has or may have a Material Adverse Effect (as defined in the Loan Agreement) or which prohibits the Company from entering into this Amendment or would prevent or make burdensome its performance of or compliance with all or any part of this Amendment or the consummation of the transactions contemplated hereby.

               4. Conditions to Effectiveness of this Amendment.

                      4.1 Effective Date. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied or waived by the Investor (the "Effective Date").

                              (a) Execution of Counterparts. Counterparts of
this Amendment shall have been executed and delivered by each of the Company and the Investor.

                              (b) Ratification and Confirmation of Registration
Rights Agreement. The Registration Rights Agreement and all representations, warranties, terms and conditions therein remain in full force and effect, and the Company hereby confirms and ratifies each of the provisions of the Registration Rights Agreement.

                              (c) Consents. All necessary consents, waivers,
approvals, authorizations, registrations, filings and notifications in connection with the authorization, execution and delivery of this Amendment have been obtained or made and are in full force and effect.

                              (e) Proceedings, Instruments, etc. All proceedings
and actions taken on or prior to the Effective Date in connection with the transactions contemplated by this Amendment and all instruments incident thereto shall be in form and substance satisfactory to the Investor and its special counsel, and the Investor and its special counsel shall have received copies of all documents that it or they may request in connection with such proceedings, actions and transactions (including, without limitation, copies of court documents, certifications, and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of this Amendment) in the form and substance satisfactory to the Investor and its special counsel.

               5.     Miscellaneous.

                       5.1 Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

                       5.2 Instrument Pursuant to Existing Registration Rights Agreement; Limited Amendment. This Amendment is executed pursuant to Section 11(a) of the Registration Rights Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with all of the terms and provisions of the Registration Rights Agreement, including
Section 11(a) thereof. Except as expressly amended, any conditions of the Registration Rights Agreement shall remain unamended and unwaived. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other document or of any transaction or further action on the part of the Company which would require the consent of the Investor under the Registration Rights Agreement.

                       5.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                       5.4 Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same instrument.

                       5.5 Governing Law. This Amendment and the notes shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

                       5.6 Expenses. The Company agrees to pay all expenses of the Investor in connection with the transactions contemplated by this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Investor).

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                             VALUE AMERICA, INC.

                     By:/s/ Craig A. Winn
                         -----------------------------
                         Craig A. Winn, Chairman and
                           Chief Executive Officer








                     THE UNION LABOR LIFE INSURANCE COMPANY
                             Acting for its Separate Account P


                     By: /s/ Michael R. Steed
                         -----------------------
                          An Authorized Officer

                        SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

               This SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT dated as of December 23, 1998 (this "Amendment") is hereby entered into by and between Value America, Inc., a Virginia corporation (the "Company"), and The Union Labor Life Insurance Company, acting on behalf of its Separate Account P (the "Investor").

                                    RECITALS

               A. WHEREAS, the Company and the Investor have executed and delivered that certain Registration Rights Agreement dated as of November 17, 1998 (as amended by that certain First Amendment to Registration Rights Agreement dated as of December 14, 1998 and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Registration Rights Agreement"); and

                B. WHEREAS, the parties hereto have agreed to amend the provisions of the Registration Rights Agreement, among other things, to amend the definition of "Registrable Securities."

               NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor do hereby agree as follows:

               1. Relation to Registration Rights Agreement; Definitions.

                       1.1 Relation to Registration Rights Agreement. This Amendment constitutes an integral part of the Registration Rights Agreement.

                       1.2 Capitalized Terms. For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the Registration Rights Agreement, as said agreement shall be in effect on the Effective Date after giving effect to this Agreement.

               2. AMENDMENTS TO THE REGISTRATION RIGHTS AGREEMENT.

                       2.1 Amendment to Recital of the Registration Rights Agreement. The Recital of the Registration Rights Agreement is amended by deleting it in its entirety and replacing it with the following:

                                    RECITALS

                      WHEREAS, the Company and the Investor are parties to that certain Warrant Purchase Agreement dated as of November 17, 1998 (the "First Warrant Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company warrants (each, a "First Warrant" and, collectively, the "First Warrants") to purchase up to 1,445,000 shares of Common Stock (as hereinafter defined) of the Company on the terms and subject to the conditions appearing therein.

                      WHEREAS, the Company and Investor are parties to that certain Warrant Purchase Agreement dated as of December 14, 1998 (the "Second Warrant Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company warrants (each, a "Second Warrant" and, collectively, the "Second Warrants") to purchase up to 840,000 shares of Common Stock (as hereinafter defined) of the Company on the terms and subject to the conditions appearing therein.

                      WHEREAS, the Company and the Investor are parties to that certain Warrant Purchase Agreement dated as of December 23, 1998 (the "Third Warrant Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company warrants (each, a "Third Warrant" and, collectively, the "Third Warrants") to purchase up to 448,000 shares of Common Stock (as hereinafter defined) of the Company on the terms and subject to the conditions appearing therein.

                      2.2 Amendment to Section 1 of the Registration Rights Agreement.


                              (a) Section 1 of the Registration Rights Agreement
is amended by deleting each of the definitions of "Registrable Securities" and "Warrants" in its entirety and replacing it with the following:

                      "Registrable Securities" means (1) all Common Stock owned now or in the future by the Investor, (2) the Common Stock issued or issuable upon exercise of the Warrants issued and sold pursuant to the Warrant Purchase Agreement, whether owned by the Investor or not, (3) the Common Stock issued or issuable upon exercise of the Second Warrants issued and sold pursuant to the Second Warrant Purchase Agreement, whether owned by the Investor or not, (4) the Common Stock issued or issuable upon exercise of the Third Warrants issued and sold pursuant to the Third Warrant Purchase Agreement, whether owned by the Investor or not, and (5) any securities issued or issuable with respect to the

        Common Stock referred to in clauses (1), (2), (3), and (4) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock shall (a) only be treated as Registrable Securities if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction, and (b) not be treated as Registrable Securities after the Company has completed its initial firmly underwritten public offering registered under the Securities Act if the Holder thereof is lawfully able to sell such shares of Common Stock without registration and in compliance with all other applicable securities laws and in reliance upon Rule 144 (k) of the Commission and has received a reasonably satisfactory opinion of the Company's counsel (which counsel is reasonably satisfactory to such Holder) and its own counsel to this effect and all transfer restrictions and restrictive legends have been removed from the certificates evidencing such shares.

                      "Warrants" shall mean the First Warrants, the Second Warrants and the Third Warrants.

                              (b) Section 1 of the Registration Rights Agreement
is amended by deleting the definition of "Warrant Purchase Agreement" in its entirety.

                              (c) Section 1 of the Registration Rights Agreement
is amended by adding the following definitions, in alphabetical order:

                      "First Warrant Purchase Agreement" shall have the meaning assigned to it in the Recitals of this Agreement.

                      "Second Warrant Purchase Agreement" shall have the meaning assigned to it in the Recitals of this Agreement.

                      "Third Warrant Purchase Agreement" shall have the meaning assigned to it in the Recitals of this Agreement.

                              2.3 Amendment to Section 11(l) of the Registration
Rights Agreement. Section 11(l) of the Registration Rights Agreement is amended by deleting it in its entirety and replacing it with the following:

                      (l) Entire Agreement. This Agreement, the First Warrant Purchase Agreement, the Second Warrant Purchase Agreement, the Third Warrant Purchase Agreement and any agreement, document or instrument referred to herein or therein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, and supersede all other prior agreements or undertakings with respect thereto, both written and oral.

               3.     Representations and Warranties of the Company.

                       3.1 Representations and Warranties. To induce the Investor to execute and deliver this Amendment (which representations shall survive the execution and deliver of this Amendment), the Company represents and warrants to the Investor that:

                              (a) Authority. This Amendment has been duly
authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

                              (b) Validity of Amendment. The Registration Rights
Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

                              (c) Authorization; No Violation. The execution,
delivery and performance by the Company of this Amendment (i) will not require from the Board (as defined in the Loan Agreement) or stockholders of the Company any consent or approval that has not been validly and lawfully obtained, (ii) will not require any authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government, (iii) will not cause the Company to violate or contravene (A) any provision of law, (B) any rule or regulation of any agency or government, domestic or foreign, (C) any order, writ, judgment, injunction, decree, determination or award, or (D) any provision of the Articles of Incorporation or Bylaws of the Company, (iv) except as disclosed in Annex 3.1, will not violate or be in conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any indenture, loan or credit agreement, note agreement, promissory note, deed of trust, mortgage, security agreement or other agreement, lease or instrument, commitment or arrangement to which the Company is a party or by which the Company or any of its properties, assets or rights is bound or affected, to the extent that such violation, conflict, breach or default would (individually or in the aggregate) have a Material Adverse Effect (as defined in the Loan Agreement) and (e) except as contemplated by the Amended and Restated Security Agreement (as defined in the Loan Agreement), will not result in the creation or imposition of any Lien (as defined in the Loan Agreement). Except as disclosed in Annex 3.1, the Company is not in material violation of, or (with or without notice or lapse of time or both) in default under, any term or provision of its Articles of Incorporation or Bylaws or of any indenture, loan or credit agreement, note agreement, promissory note, deed of trust, mortgage, security agreement or other agreement, lease or other instrument, commitment or arrangement to which the Company is a party or by which any of the Company's properties, assets or rights is bound or affected. The Company is not subject to any restriction of any kind or character which has or may have a Material Adverse Effect (as defined in the Loan Agreement) or which prohibits the Company from entering into this Amendment or would prevent or make burdensome its performance of or compliance with all or any part of this Amendment or the consummation of the transactions contemplated hereby.

               4. Conditions to Effectiveness of this Amendment.

                       4.1 Effective Date. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied or waived by the Investor (the "Effective Date").

                              (a) Execution of Counterparts. Counterparts of
this Amendment shall have been executed and delivered by each of the Company and the Investor.

                              (b) Ratification and Confirmation of Registration
Rights Agreement. The Registration Rights Agreement and all representations, warranties, terms and conditions therein remain in full force and effect, and the Company hereby confirms and ratifies each of the provisions of the Registration Rights Agreement.

                              (c) Consents. All necessary consents, waivers,
approvals, authorizations, registrations, filings and notifications in connection with the authorization, execution and delivery of this Amendment have been obtained or made and are in full force and effect.

                              (e) Proceedings, Instruments, etc. All proceedings
and actions taken on or prior to the Effective Date in connection with the transactions contemplated by this Amendment and all instruments incident thereto shall be in form and substance satisfactory to the Investor and its special counsel, and the Investor and its special counsel shall have received copies of all documents that it or they may request in connection with such proceedings, actions and transactions (including, without limitation, copies of court documents, certifications, and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of this Amendment) in the form and substance satisfactory to the Investor and its special counsel.

               5.     Miscellaneous.

                       5.1 Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

                       5.2 Instrument Pursuant to Existing Registration Rights Agreement; Limited Amendment. This Amendment is executed pursuant to Section 11(a) of the Registration Rights Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with all of the terms and provisions of the Registration Rights Agreement, including
Section 11(a) thereof. Except as expressly amended, any conditions of the Registration Rights Agreement shall remain unamended and unwaived. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other document or of any transaction or further action on the part of the Company which would require the consent of the Investor under the Registration Rights Agreement.

                       5.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                       5.4 Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same instrument.

                       5.5 Governing Law. This Amendment and the notes shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

                       5.6 Expenses. The Company agrees to pay all expenses of the Investor in connection with the transactions contemplated by this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Investor).

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                             VALUE AMERICA, INC.

                     By:  /s/ Craig A. Winn
                          ----------------------------
                           Craig A. Winn, Chairman and
                             Chief Executive Officer




                             THE UNION LABOR LIFE INSURANCE COMPANY
                             Acting for its Separate Account P




                     By:  /s/ Michael R. Steed
                          --------------------------
                           An Authorized Officer

                         THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

               This THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT dated as of December 31, 1998 (this "Amendment") is hereby entered into by and between Value America, Inc., a Virginia corporation (the "Company"), and The Union Labor Life Insurance Company, acting on behalf of its Separate Account P (the "Investor").

                                    RECITALS

               A. WHEREAS, the Company and the Investor have executed and delivered that certain Registration Rights Agreement dated as of November 17, 1998 (as amended by that certain First Amendment to Registration Rights Agreement dated as of December 14, 1998 and that certain Second Amendment to Registration Rights Agreement dated as of December 23, 1998 and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Registration Rights Agreement"); and

                B. WHEREAS, the parties hereto have agreed to amend the provisions of the Registration Rights Agreement, among other things, to amend the definition of "Registrable Securities."

               NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor do hereby agree as follows:

               1.   Relation to Registration Rights Agreement; Definitions.

                       1.1 Relation to Registration Rights Agreement. This Amendment constitutes an integral part of the Registration Rights Agreement.

                       1.2 Capitalized Terms. For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the Registration Rights Agreement, as said agreement shall be in effect on the Effective Date after giving effect to this Agreement.

                  2.  AMENDMENTS TO THE REGISTRATION RIGHTS AGREEMENT.

                       2.1 Amendment to Recital of the Registration Rights Agreement. The Recital of the Registration Rights Agreement is amended by deleting it in its entirety and replacing it with the following:

                                    RECITALS

                      WHEREAS, the Company and the Investor are parties to that certain Warrant Purchase Agreement dated as of November 17, 1998 (the "First Warrant Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company warrants (each, a "First Warrant" and, collectively, the "First Warrants") to purchase up to 1,445,000 shares of Common Stock (as hereinafter defined) of the Company on the terms and subject to the conditions appearing therein.

                      WHEREAS, the Company and Investor are parties to that certain Warrant Purchase Agreement dated as of December 14, 1998 (the "Second Warrant Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company warrants (each, a "Second Warrant" and, collectively, the "Second Warrants") to purchase up to 840,000 shares of Common Stock (as hereinafter defined) of the Company on the terms and subject to the conditions appearing therein.

                      WHEREAS, the Company and the Investor are parties to that certain Warrant Purchase Agreement dated as of December 23, 1998 (the "Third Warrant Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company warrants (each, a "Third Warrant" and, collectively, the "Third Warrants") to purchase up to 448,000 shares of Common Stock (as hereinafter defined) of the Company on the terms and subject to the conditions appearing therein.

                      WHEREAS, the Company and the Investor are parties to that certain Warrant Purchase Agreement dated as of December 31, 1998 (the "Fourth Warrant Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company warrants (each, a "Fourth Warrant" and, collectively, the "Fourth Warrants") to purchase up to 840,000 shares of Common Stock (as hereinafter defined) of the Company on the terms and subject to the conditions appearing therein.


                      2.2 Amendment to Section 1 of the Registration Rights Agreement.

                              (a) Section 1 of the Registration Rights Agreement
is amended by deleting each of the definitions of "Registrable Securities" and "Warrants" in its entirety and replacing it with the following:

                      "Registrable Securities" means (1) all Common Stock owned now or in the future by the Investor, (2) the Common Stock issued or issuable upon exercise of the First Warrants issued and sold pursuant to the First Warrant Purchase Agreement, whether owned by the Investor or not, (3) the Common Stock issued or issuable upon exercise of the Second Warrants issued and sold pursuant to the Second Warrant Purchase Agreement, whether owned by the Investor or not, (4) the Common Stock issued or issuable upon exercise of the Third Warrants issued and sold pursuant to the Third Warrant Purchase Agreement, whether owned by the Investor or not, (5) the Common Stock issued or issuable upon exercise of the Fourth Warrants issued and sold pursuant to the Fourth Warrant Purchase Agreement, whether owned by the Investor or not, and (6) any securities issued or issuable with respect to the Common Stock referred to in clauses (1), (2), (3), (4), or (5) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock shall (a) only be treated as Registrable Securities if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction, and (b) not be treated as Registrable Securities after the Company has completed its initial firmly underwritten public offering registered under the Securities Act if the Holder thereof is lawfully able to sell such shares of Common Stock without registration and in compliance with all other applicable securities laws and in reliance upon Rule 144 (k) of the Commission and has received a reasonably satisfactory opinion of the Company's counsel (which counsel is reasonably satisfactory to such Holder) and its own counsel to this effect and all transfer restrictions and restrictive legends have been removed from the certificates evidencing such shares.

                      "Warrants" shall mean the First Warrants, the Second Warrants, the Third Warrants and the Fourth Warrants.

                              (b) Section 1 of the Registration Rights Agreement
is amended by adding the following definitions, in alphabetical order:

                       "Fourth Warrant Purchase Agreement" shall have the meaning assigned to it in the Recitals of this Agreement.

                   2.3 Amendment to Section 11(l) of the Registration Rights Agreement. Section 11(l) of the Registration Rights Agreement is amended by deleting it in its entirety and replacing it with the following:

                      (l) Entire Agreement. This Agreement, the First Warrant Purchase Agreement, the Second Warrant Purchase Agreement, the Third Warrant Purchase Agreement, the Fourth Warrant Purchase Agreement, and any agreement, document or instrument referred to herein or therein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, and supersede all other prior agreements or undertakings with respect thereto, both written and oral.

               3.     Representations and Warranties of the Company.

                       3.1 Representations and Warranties. To induce the Investor to execute and deliver this Amendment (which representations shall survive the execution and deliver of this Amendment), the Company represents and warrants to the Investor that:

                              (a) Authority. This Amendment has been duly
authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

                              (b) Validity of Amendment. The Registration Rights
Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

                              (c) Authorization; No Violation. The execution,
delivery and performance by the Company of this Amendment (i) will not require from the Board (as defined in the Loan Agreement) or stockholders of the Company any consent or approval that has not been validly and lawfully obtained, (ii) will not require any authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government, (iii) will not cause the Company to violate or contravene (A) any provision of law, (B) any rule or regulation of any agency or government, domestic or foreign, (C) any order, writ, judgment, injunction, decree, determination or award, or (D) any provision of the Articles of Incorporation or Bylaws of the Company, (iv) except as disclosed in Annex 3.1, will not violate or be in conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any indenture, loan or credit agreement, note agreement, promissory note, deed of trust, mortgage, security agreement or other agreement, lease or instrument, commitment or arrangement to which the Company is a party or by which the Company or any of its properties, assets or rights is bound or affected, to the extent that such violation, conflict, breach or default would (individually or in the aggregate) have a Material Adverse Effect (as defined in the Loan Agreement) and (e) except as contemplated by the Amended and Restated Security Agreement (as defined in the Loan Agreement), will not result in the creation or imposition of any Lien (as defined in the Loan Agreement). Except as disclosed in Annex 3.1, the Company is not in material violation of, or (with or without notice or lapse of time or both) in default under, any term or provision of its Articles of Incorporation or Bylaws or of any indenture, loan or credit agreement, note agreement, promissory note, deed of trust, mortgage, security agreement or other agreement, lease or other instrument, commitment or arrangement to which the Company is a party or by which any of the Company's properties, assets or rights is bound or affected. The Company is not subject to any restriction of any kind or character which has or may have a Material Adverse Effect (as defined in the Loan Agreement) or which prohibits the Company from entering into this Amendment or would prevent or make burdensome its performance of or compliance with all or any part of this Amendment or the consummation of the transactions contemplated hereby.

               4. Conditions to Effectiveness of this Amendment.

                       4.1 Effective Date. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied or waived by the Investor (the "Effective Date").

                              (a) Execution of Counterparts. Counterparts of
this Amendment shall have been executed and delivered by each of the Company and the Investor.

                              (b) Ratification and Confirmation of Registration
Rights Agreement. The Registration Rights Agreement and all representations, warranties, terms and conditions therein remain in full force and effect, and the Company hereby confirms and ratifies each of the provisions of the Registration Rights Agreement.

                              (c) Consents. All necessary consents, waivers,
approvals, authorizations, registrations, filings and notifications in connection with the authorization, execution and delivery of this Amendment have been obtained or made and are in full force and effect.

                              (e) Proceedings, Instruments, etc. All proceedings
and actions taken on or prior to the Effective Date in connection with the transactions contemplated by this Amendment and all instruments incident thereto shall be in form and substance satisfactory to the Investor and its special counsel, and the Investor and its special counsel shall have received copies of all documents that it or they may request in connection with such proceedings, actions and transactions (including, without limitation, copies of court documents, certifications, and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of this Amendment) in the form and substance satisfactory to the Investor and its special counsel.

               5.     Miscellaneous.

                       5.1 Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

                       5.2 Instrument Pursuant to Existing Registration Rights Agreement; Limited Amendment. This Amendment is executed pursuant to Section 11(a) of the Registration Rights Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with all of the terms and provisions of the Registration Rights Agreement, including
Section 11(a) thereof. Except as expressly amended, any conditions of the Registration Rights Agreement shall remain unamended and unwaived. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other document or of any transaction or further action on the part of the Company which would require the consent of the Investor under the Registration Rights Agreement.

                       5.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                       5.4 Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same instrument.

                       5.5 Governing Law. This Amendment and the notes shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

                       5.6 Expenses. The Company agrees to pay all expenses of the Investor in connection with the transactions contemplated by this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Investor).

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                             VALUE AMERICA, INC.

                     By: /s/ Craig A. Winn
                         ---------------------
                         Craig A. Winn, Chairman and
                            Chief Executive Officer




                     THE UNION LABOR LIFE INSURANCE COMPANY
                             Acting for its Separate Account P



                     By: /s/ Michael R. Steed
                         ---------------------
                              An Authorized Officer

                        FOURTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

               This FOURTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT dated as of January 6, 1999 (this "Amendment") is hereby entered into by and between Value America, Inc., a Virginia corporation (the "Company"), and The Union Labor Life Insurance Company, acting on behalf of its Separate Account P (the "Investor").

                                    RECITALS

               A. WHEREAS, the Company and the Investor have executed and delivered that certain Registration Rights Agreement dated as of November 17, 1998 (as amended by that certain First Amendment to Registration Rights Agreement dated as of December 14, 1998, that certain Second Amendment to Registration Rights Agreement dated as of December 23, 1998 and that certain Third Amendment to Registration Rights Agreement dated as of December 31, 1998 and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Registration Rights Agreement"); and

               B. WHEREAS, the parties hereto have agreed to amend the provisions of the Registration Rights Agreement, among other things, to amend the definition of "Registrable Securities."

               NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor do hereby agree as follows:

              1. Relation to Registration Rights Agreement; Definitions.

                       1.1 Relation to Registration Rights Agreement. This Amendment constitutes an integral part of the Registration Rights Agreement.

                       1.2 Capitalized Terms. For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the Registration Rights Agreement, as said agreement shall be in effect on the Effective Date after giving effect to this Agreement.

                   2.  AMENDMENTS TO THE REGISTRATION RIGHTS AGREEMENT.

                       2.1 Amendment to Recital of the Registration Rights Agreement. The Recital of the Registration Rights Agreement is amended by deleting it in its entirety and replacing it with the following:

                                    RECITALS

                      WHEREAS, the Company and the Investor are parties to that certain Warrant Purchase Agreement dated as of November 17, 1998 (the "First Warrant Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company warrants (each, a "First Warrant" and, collectively, the "First Warrants") to purchase up to 1,445,000 shares of Common Stock (as hereinafter defined) of the Company on the terms and subject to the conditions appearing therein.

                      WHEREAS, the Company and Investor are parties to that certain Warrant Purchase Agreement dated as of December 14, 1998 (the "Second Warrant Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company warrants (each, a "Second Warrant" and, collectively, the "Second Warrants") to purchase up to 840,000 shares of Common Stock (as hereinafter defined) of the Company on the terms and subject to the conditions appearing therein.

                      WHEREAS, the Company and the Investor are parties to that certain Warrant Purchase Agreement dated as of December 23, 1998 (the "Third Warrant Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company warrants (each, a "Third Warrant" and, collectively, the "Third Warrants") to purchase up to 448,000 shares of Common Stock (as hereinafter defined) of the Company on the terms and subject to the conditions appearing therein.

                      WHEREAS, the Company and the Investor are parties to that certain Warrant Purchase Agreement dated as of December 31, 1998 (the "Fourth Warrant Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company warrants (each, a "Fourth Warrant" and, collectively, the "Fourth Warrants") to purchase up to 840,000 shares of Common Stock (as hereinafter defined) of the Company on the terms and subject to the conditions appearing therein.
                      WHEREAS, the Company and the Investor are parties to that certain Warrant Purchase Agreement dated as of January 6, 1999 (the "Fifth

        Warrant Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company warrants (each, a "Fifth Warrant" and, collectively, the "Fifth Warrants") to purchase up to 560,000 shares of Common Stock (as hereinafter defined) of the Company on the terms and subject to the conditions appearing therein.

                  2.2    Amendment to Section 1 of the Registration Rights
Agreement.


                              (a) Section 1 of the Registration Rights Agreement
is amended by deleting each of the definitions of "Registrable Securities" and "Warrants" in its entirety and replacing it with the following:

                      "Registrable Securities" means (1) all Common Stock owned now or in the future by the Investor, (2) the Common Stock issued or issuable upon exercise of the First Warrants issued and sold pursuant to the First Warrant Purchase Agreement, whether owned by the Investor or not, (3) the Common Stock issued or issuable upon exercise of the Second Warrants issued and sold pursuant to the Second Warrant Purchase Agreement, whether owned by the Investor or not, (4) the Common Stock issued or issuable upon exercise of the Third Warrants issued and sold pursuant to the Third Warrant Purchase Agreement, whether owned by the Investor or not, (5) the Common Stock issued or issuable upon exercise of the Fourth Warrants issued and sold pursuant to the Fourth Warrant Purchase Agreement, whether owned by the Investor or not, (6) the Common Stock issued or issuable upon exercise of the Fifth Warrants issued and sold pursuant to the Fifth Warrant Purchase Agreement, whether owned by the Investor or not, and (7) any securities issued or issuable with respect to the Common Stock referred to in clauses (1), (2), (3), (4),
        (5) or (6) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock shall (a) only be treated as Registrable Securities if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction, and (b) not be treated as Registrable Securities after the Company has completed its initial firmly underwritten public offering registered under the Securities Act if the Holder thereof is lawfully able to sell such shares of Common Stock without registration and in compliance with all other applicable securities laws and in reliance upon Rule 144 (k) of the Commission and has received a reasonably satisfactory opinion of the Company's counsel (which counsel is reasonably satisfactory to such Holder) and its own counsel to this effect and all transfer restrictions and restrictive legends have been removed from the certificates evidencing such shares.

                       "Warrants" shall mean the First Warrants, the Second Warrants, the Third Warrants, the Fourth Warrants and the Fifth Warrants.

                              (b) Section 1 of the Registration Rights Agreement
is amended by adding the following definitions, in alphabetical order:

                       "Fifth Warrant Purchase Agreement" shall have the meaning assigned to it in the Recitals of this Agreement.

                  2.3 Amendment to Section 11(l) of the Registration Rights Agreement. Section 11(l) of the Registration Rights Agreement is amended by deleting it in its entirety and replacing it with the following:

                      (l) Entire Agreement. This Agreement, the First Warrant Purchase Agreement, the Second Warrant Purchase Agreement, the Third Warrant Purchase Agreement, the Fourth Warrant Purchase Agreement, the Fifth Warrant Purchase Agreement and any agreement, document or instrument referred to herein or therein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, and supersede all other prior agreements or undertakings with respect thereto, both written and oral.

               3.     Representations and Warranties of the Company.

                       3.1 Representations and Warranties. To induce the Investor to execute and deliver this Amendment (which representations shall survive the execution and deliver of this Amendment), the Company represents and warrants to the Investor that:

                       (a) Authority. This Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

                       (b) Validity of Amendment. The Registration Rights Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

                       (c) Authorization; No Violation. The execution, delivery and performance by the Company of this Amendment (i) will not require from the Board (as defined in the Loan Agreement) or stockholders of the Company any consent or approval that has not been validly and lawfully obtained, (ii) will not require any authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government, (iii) will not cause the Company to violate or contravene (A) any provision of law, (B) any rule or regulation of any agency or government, domestic or foreign, (C) any order, writ, judgment, injunction, decree, determination or award, or (D) any provision of the Articles of Incorporation or Bylaws of the Company, (iv) except as disclosed in Annex 3.1, will not violate or be in conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any indenture, loan or credit agreement, note agreement, promissory note, deed of trust, mortgage, security agreement or other agreement, lease or instrument, commitment or arrangement to which the Company is a party or by which the Company or any of its properties, assets or rights is bound or affected, to the extent that such violation, conflict, breach or default would (individually or in the aggregate) have a Material Adverse Effect (as defined in the Loan Agreement) and (e) except as contemplated by the Amended and Restated Security Agreement (as defined in the Loan Agreement), will not result in the creation or imposition of any Lien (as defined in the Loan Agreement). Except as disclosed in Annex 3.1, the Company is not in material violation of, or (with or without notice or lapse of time or both) in default under, any term or provision of its Articles of Incorporation or Bylaws or of any indenture, loan or credit agreement, note agreement, promissory note, deed of trust, mortgage, security agreement or other agreement, lease or other instrument, commitment or arrangement to which the Company is a party or by which any of the Company's properties, assets or rights is bound or affected. The Company is not subject to any restriction of any kind or character which has or may have a Material Adverse Effect (as defined in the Loan Agreement) or which prohibits the Company from entering into this Amendment or would prevent or make burdensome its performance of or compliance with all or any part of this Amendment or the consummation of the transactions contemplated hereby.

               4. Conditions to Effectiveness of this Amendment.

                       4.1 Effective Date. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied or waived by the Investor (the "Effective Date").

                              (a) Execution of Counterparts. Counterparts of
this Amendment shall have been executed and delivered by each of the Company and the Investor.

                              (b) Ratification and Confirmation of Registration
Rights Agreement. The Registration Rights Agreement and all representations, warranties, terms and conditions therein remain in full force and effect, and the Company hereby confirms and ratifies each of the provisions of the Registration Rights Agreement.

                              (c) Consents. All necessary consents, waivers,
approvals, authorizations, registrations, filings and notifications in connection with the authorization, execution and delivery of this Amendment have been obtained or made and are in full force and effect.

                              (e) Proceedings, Instruments, etc. All proceedings
and actions taken on or prior to the Effective Date in connection with the transactions contemplated by this Amendment and all instruments incident thereto shall be in form and substance satisfactory to the Investor and its special counsel, and the Investor and its special counsel shall have received copies of all documents that it or they may request in connection with such proceedings, actions and transactions (including, without limitation, copies of court documents, certifications, and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of this Amendment) in the form and substance satisfactory to the Investor and its special counsel.

               5.     Miscellaneous.

                       5.1 Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

                       5.2 Instrument Pursuant to Existing Registration Rights Agreement; Limited Amendment. This Amendment is executed pursuant to Section 11(a) of the Registration Rights Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with all of the terms and provisions of the Registration Rights Agreement, including
Section 11(a) thereof. Except as expressly amended, any conditions of the Registration Rights Agreement shall remain unamended and unwaived. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other document or of any transaction or further action on the part of the Company which would require the consent of the Investor under the Registration Rights Agreement.

                       5.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                       5.4 Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same instrument.

                       5.5 Governing Law. This Amendment and the notes shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

                       5.6 Expenses. The Company agrees to pay all expenses of the Investor in connection with the transactions contemplated by this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Investor).

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                             VALUE AMERICA, INC.

                     By: /s/ Dean M. Johnson
                         --------------------------------------
                         Dean M. Johnson, Executive Vice President
                               and Chief Financial Officer





                     THE UNION LABOR LIFE INSURANCE COMPANY
                             Acting for its Separate Account P




                     By: /s/ Michael R. Steed
                         --------------------------
                          An Authorized Officer